Exhibit 10.10.5
FIRST AMENDMENT
TO
CREDIT AGREEMENT
FIRST AMENDMENT TO CREDIT AGREEMENT, dated as of July 18, 2016 (this “Amendment”), among INDEPENDENT BANK GROUP, INC., a Texas corporation (the “Borrower”), THE LENDERS PARTY HERETO, and U.S. BANK NATIONAL ASSOCIATION, as administrative agent (in such capacity, the “Administrative Agent”).
P R E L I M I N A R Y S T A T E M E N T S:
WHEREAS, Borrower, the Administrative Agent and the lenders named therein are parties to that certain Credit Agreement, dated as of July 22, 2015 (as in effect on the date hereof immediately before giving effect to the amendments contemplated hereby, the “Existing Credit Agreement” and as amended by this Amendment, the “Credit Agreement”; capitalized terms used herein but not otherwise defined herein shall have the meanings given to them in the Credit Agreement); and
WHEREAS, the Borrower has requested that the Lenders agree to amend certain provisions of the Existing Credit Agreement as set forth herein.
NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the Borrower, the Administrative Agent and each Lender party to the Existing Credit Agreement hereby agree as follows:
SECTION 1    AMENDMENT
Effective as of the Amendment Effective Date (as defined in Section 2 hereof), the Existing Credit Agreement is hereby amended as follows:
(a)    Article I (Definitions) of the Existing Credit Agreement is hereby amended as follows:
(i)    A new defined term, “Amendment Effective Date”, is hereby added in alphabetical order:
““Amendment Effective Date” means July 18, 2016.”
(ii)    The definition of “Termination Date” is hereby amended by deleting the words “July 19, 2016” and replacing them with “July 17, 2017”.
(b)    Section 6.9(c) of the Existing Credit Agreement is hereby deleted in its entirety and replaced with the following:

“(c)    Total Risk-Based Capital Ratio of Consolidated Bank Subsidiaries. With respect to the Consolidated Bank Subsidiaries, maintain a Total Risk-Based Capital Ratio as at the end of each Fiscal Quarter (i) ending prior to the Amendment Effective Date, equal to or greater than 10.75%, and (ii) ending after the Amendment Effective Date, equal to or greater than 10.50%.”
(c)    Section 6.9(f) of the Existing Credit Agreement is hereby deleted in its entirety and replaced with the following:
“(f)    Total Risk-Based Capital Ratio of Consolidated Bank Subsidiaries. With respect to the Borrower and its consolidated Subsidiaries, on a consolidated basis, maintain a Total Risk-Based Capital Ratio as at the end of each Fiscal Quarter (i) ending prior to the Amendment Effective Date, equal to or greater than 11.00%, and (ii) ending after the Amendment Effective Date, equal to or greater than 10.75%.”
(d)    Exhibit E (Compliance Certificate) of the Existing Credit Agreement is hereby amended as follows:
(i)    Section 6.9(c) of Annex B is hereby amended by deleting the term “Must be equal to or greater than 10.75%” and replacing it with:
“At the end of each Fiscal Quarter (i) ending prior to the Amendment Effective Date, must be equal to or greater than 10.75%, and (ii) ending after the Amendment Effective Date, must be equal to or greater than 10.50%.”
(ii)    Section 6.9(f) of Annex B is hereby amended by deleting the term “Must be equal to or greater than 11.00%” and replacing it with:
“At the end of each Fiscal Quarter (i) ending prior to the Amendment Effective Date, must be equal to or greater than 11.00%, and (ii) ending after the Amendment Effective Date, must be equal to or greater than 10.75%.”
SECTION 2    EFFECTIVENESS
This Amendment shall be effective as of the first date set forth above (the “Amendment Effective Date”) subject to the satisfaction of each of the following conditions, and in case of any documentation to be delivered to the Administrative Agent, such documentation shall be in form and substance reasonably satisfactory to the Administrative Agent:
(a)    Amendment. The Administrative Agent (or its counsel) shall have received counterparts of this Amendment that, when taken together, bear the signatures of (i) the Borrower, (ii) the Administrative Agent, and (iii) each Lender.

(b)Representations and Warranties; No Default. (i) At the time of and immediately after giving effect to the consummation of the transactions contemplated hereby on the Amendment Effective Date, all of the representations, warranties and acknowledgments of the Borrower contained in the Existing Credit Agreement and the Related Documents shall be true and accurate in all Material respects as if made on and as of the Amendment Effective Date (except for representations, warranties and acknowledgments which speak as of a particular date) and (ii) at the time of and immediately after giving effect to the consummation of the transactions contemplated hereby on the Amendment Effective Date, no Default shall have occurred and be continuing.
(c)Fees and Expenses. The Borrower shall have paid all invoiced fees payable in connection with this Amendment and paid or otherwise reimbursed the Administrative Agent for all of its reasonable and documented out-of-pocket fees and expenses, including, without limitation, reasonable fees and expenses of counsel, incurred in connection with the transactions contemplated hereby.
(d)Other. The Administrative Agent shall have received such other assurances as the Administrative Agent may reasonably request in connection with the transactions contemplated by this Amendment.
SECTION 3    MISCELLANEOUS
(a)This Amendment is a Loan Document. All references in the Existing Credit Agreement, in any of the other Loan Documents and in any other document or instrument incidental hereto or thereto shall, on and after the Amendment Effective Date, be deemed to mean and refer to the Existing Credit Agreement, as amended pursuant to this Amendment.
(b)To induce the Lenders and the Administrative Agent to enter into this Amendment, the Borrower hereby represents and warrants to the Lenders and the Administrative Agent that as of the Amendment Effective Date, upon giving effect to this Amendment:
(i)    Representations and Warranties. The representations and warranties contained in the Credit Agreement and in the other Loan Documents apply (and are hereby incorporated herein by reference as if fully set forth herein) with respect to this Amendment and are true and correct in all material respects (except for those representations and warranties that are conditioned by materiality, which are true and correct in all respects) on and as of the Amendment Effective Date to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case such representations and warranties were true and correct in all material respects (except for those representations and warranties that are conditioned by materiality, which were true and correct in all respects) on and as of such earlier date.
(ii)    No Event of Default or a Default. No event has occurred and is continuing or would result from the consummation of this Amendment that would constitute a Default or an Event of Default.

(c)The Borrower, by its signature below, hereby agrees that, notwithstanding the effectiveness of this Amendment, the Credit Agreement and the Related Documents continue to be in full force and effect (except, in the case of the Credit Agreement, to the extent expressly amended hereby).
(d)This Amendment and the rights and obligations of the parties hereunder shall be governed by, and shall be construed and enforced in accordance with, the laws of the State of New York without regard to conflict of laws principles thereof that would result in the application of any other law.
(e)This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns pursuant to the terms of Article XIII of the Credit Agreement.
(f)This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. Delivery of an executed counterpart of this Amendment by facsimile electronic transmission or by email transmission of a pdf (or similar) file format document shall be as effective as delivery of a manually executed counterpart of this Amendment.
[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties hereto, by their officers thereunto duly authorized, have executed this Amendment as of the day and year first above written.

INDEPENDENT BANK GROUP, INC.
By: /s/ Torry Berntsen
Name: Torry Berntsen
Title:    President

U.S. BANK NATIONAL ASSOCIATION,
as a Lender and as Administrative Agent
By: _______/s/ Greg Hargis___
Name: Greg Hargis
Title:    Vice President
FROST BANK, as a Lender
By: __/s/ Justin Steinbach
Name: Justin Steinbach
Title: